Securities and Exchange Commission

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                             October 2, 2002


                         Commission file number 0-23903

                              eAutoclaims.com, Inc.

                            --------------------
      (Exact name of small business issuer as specified in its charter)

                              Nevada 95-4583945
                             -------------------
             (State or other jurisdiction of (I.R.S. Employer incorporation or organization) Identification No.)

                110 East Douglas Road, Oldsmar, Florida 34677
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                  (Address of principal executive offices)

                                 (813) 749-1020
                                 --------------
                           (Issuer's telephone number)

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      ITEM 5./ITEM 9. OTHER EVENTS/REGULATION FD DISCLOSURE.

1. See the attached press release.

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DriverShield and eAutoclaims.com, Inc. announced today that they have terminated their Letter of Intent and discussions to merge  eAutoclaims into a wholly owned
subsidiary  of   DriverShield.   Barry  Siegel,   Chief  Executive   Officer  of
DriverShield  and Eric Seidel,  Chief Executive  Officer of eAutoclaims  stated:
After conducting due diligence for the past several weeks, we have decided that it would be best for each company to pursue its own separate strategy.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    eAutoclaims.com, Inc.

Dated    10/2/02
                                                    /s/ Eric Seidel

                                                    ----------------------------
                                                    President